Exhibit (n)(3)

APPENDIX A

Ivy Funds

Share Classes

Fund Series	Share Class
Ivy Asset Strategy Fund	Class A
Class B
Class C
Class E
Class I
Class R
Class Y

Ivy Asset Strategy New Opportunities Fund	Class A
Effective February 11, 2010	Class B
Class C
Class I
Class R
Class Y

Ivy Balanced Fund	Class A
Class B
Class C
Class E
Class I
Class Y

Ivy Bond Fund	Class A
Class B
Class C
Class E
Class I
Class Y

Ivy Core Equity Fund	Class A
Class B
Class C
Class E
Class I
Class Y

Ivy Cundill Global Value Fund	Class A
Class B
Class C
Class E
Class I
Class Y

Ivy Dividend Opportunities Fund	Class A
Class B
Class C
Class E
Class I
Class Y

Ivy Energy Fund	Class A
Class B
Class C
Class E
Class I
Class Y

Ivy European Opportunities Fund	Class A
Class B
Class C
Class E
Class I
Class Y

Ivy Global Bond Fund	Class A
Class B
Class C
Class I
Class Y

Ivy Global Income Allocation Fund	Class A
Name change effective June 4, 2012	Class B
Class C
Class E
Class I
Class Y

Ivy Global Equity Income Fund	Class A
Effective June 4, 2012	Class B
Class C
Class I
Class Y

Ivy Global Natural Resources Fund	Class A
Class B
Class C
Class E
Class I
Class R
Class Y

Ivy High Income Fund	Class A
Class B
Class C
Class E
Class I
Class Y

Ivy International Core Equity Fund	Class A
Class B
Class C
Class E
Class I
Class Y

Ivy International Growth Fund	Class A
Class B
Class C
Class E
Class I
Class Y

Ivy Large Cap Growth Fund	Class A
Class B
Class C
Class E
Class I
Class R
Class Y

Ivy Limited-Term Bond Fund	Class A
Class B
Class C
Class E
Class I
Class Y

Ivy Managed European/Pacific Fund	Class A
Class B
Class C
Class E
Class I
Class Y

Ivy Managed International Opportunities Fund	Class A
Class B
Class C
Class E
Class I
Class Y

Ivy Micro Cap Growth Fund	Class A
Class B
Class C
Class I
Class Y

Ivy Mid Cap Growth Fund	Class A
Class B
Class C
Class E
Class I
Class R
Class Y

Ivy Money Market Fund	Class A
Class B
Class C
Class E

Ivy Municipal Bond Fund	Class A
Effective November 3, 2009	Class B
Class C
Class I
Class Y

Municipal High Income Fund	Class A
Effective May 18, 2009	Class B
Class C
Class I
Class Y

Ivy Pacific Opportunities Fund	Class A
Class B
Class C
Class E
Class I
Class Y

Ivy Real Estate Securities Fund	Class A
Class B
Class C
Class E
Class I
Class R
Class Y

Ivy Science and Technology Fund	Class A
Class B
Class C
Class E
Class I
Class R
Class Y

Ivy Small Cap Growth Fund	Class A
Class B
Class C
Class E
Class I
Class R
Class Y

Ivy Small Cap Value Fund	Class A
Class B
Class C
Class E
Class I
Class Y

Ivy Tax-Managed Equity Fund	Class A
Effective May 18, 2009	Class B
Class C
Class I
Class Y

Ivy Value Fund	Class A
Class B
Class C
Class E
Class I
Class Y

Amended and Effective January 24, 2011 with merger of lvy Mortgage Securities Fund into Ivy Bond Fund; Amended and Effective June 13, 2011 with merger of lvy Capital Appreciation Fund into Ivy Large Cap Growth Fund; Amended and Effective June 4, 2012 with addition of lvy Global Equity Income Fund and name change of Ivy International Balanced Fund to Ivy Global lncome Allocation Fund.